Investor Presentation Exhibit 99.1

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results. Generally, the words "will," "may," "should," "continue,"
"believes," "expects," "anticipates" or similar expressions identify forward looking statements.
Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events.
The foregoing contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.
These statements may be identified by such forward-looking terminology as “expect,” “believe,”
“view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms.  Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to those factors disclosed in Valley’s Annual Report on Form
10-K for the year ended December 31, 2008.
Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Valley National Bank Today
Regional Bank Holding Company
Over $14.4 Billion in Assets
Headquartered in Wayne, New Jersey
44 Largest United States Chartered Commercial Bank
Largest Commercial Bank Headquartered in New Jersey
Operates 195 Branches in 132 Communities Serving 14
counties throughout Northern and Central New Jersey,
Manhattan, Brooklyn and Queens
Big Bank – Act Like Small Privately Owned Company
Sound Asset Quality
Strong Financial Performance
Consistent Shareholder Returns
Traded on the NYSE (VLY)
th

Executive Management
Office of the Chairman
Seven senior executives offering strong senior
management succession
Tenured at Valley for a combined 169 years
24 years on average
Backgrounds include:
Regulatory experience
CEOs of acquired financial institutions
Senior executives with national exposure working for local
NJ/NY companies
Mortgage banking & thrift experience

Valley’s Emerging NJ Market
Valley’s Core NJ Market Place
Branches Under Construction
Current Branches
Footprint & Demographics
Valley’s Core New Jersey Market
Total Market Deposits - $98.1 billion
Market Average Deposits per Branch $68.3 million
Valley Branches – 136
Valley Branches with Deposits Greater than Market Average – 28
Valley’s Market Share - 7.01%
Valley’s Emerging New Jersey Market
Total Market Deposits - $56.2 billion
Market Average Deposits per Branch $60.6 million
Existing Valley Branches – 36
Branches Under Construction – 4
Valley’s Market Share – 1.66%
Source: SNL Financial Inc.
Headquarters
$224 billion $72,646 8.9 million NJ Total
$68 billion $67,085 3.0 million Balance of NJ Marketplace
$156 billion $77,942 5.9 million Valley’s NJ Marketplace
Total Market
Deposits
Median HH
Income
Population Region Valley’s NJ Marketplace

Footprint & Demographics
Valley’s Emerging Manhattan Market
Total Market Deposits - $385.2 billion
Market Average Deposits per Branch $561.5 million
Existing Valley Branches – 14
Valley’s Market Share – 0.30%
Valley’s Emerging Queens Market
Total Market Deposits - $40.8 billion
Market Average Deposits per Branch $94.3 million
Existing Valley Branches – 4
Branches Under Construction - 2
Valley’s Market Share – 0.18%
Valley’s Emerging Brooklyn/Kings Market
Total Market Deposits - $33.4 billion
Market Average Deposits per Branch $95.5 million
Existing Valley Branches – 5
Branches Under Construction - 4
Valley’s Market Share – 0.35%
Valley’s Emerging NYC Markets
Branches Under Construction
Current Branches
Source: SNL Financial Inc.
$271 billion $52,353 13.2 million Balance of NY Marketplace
$731 billion $58,692 19.6 million NY Total
$460 billion $57,470 6.4 million Valley’s NY Marketplace
Total Market
Deposits
Median HH
Income
Population Region Valley’s NY Marketplace

Intangible
Assets
2%
Other Assets
7%
Cash
5%
Securities
18%
Loans
68%
Asset and Loan Composition
Total Assets = $14.4 Billion
Other Assets includes bank owned branch locations carried at a cost estimated to be $200 million under current market value
As of 03/31/09
Commercial
Loans
19%
Construction
Loans 5%
Residential
Mortgages
22%
Commercial
Mortgages
34%
Consumer
Loans
20%
Total Loans = $9.8 Billion

Total Commercial Real Estate - $3,188MM
The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.  Above chart does not include $478 million in construction loans.
As of 12/31/08
63% 1% 31 Other
2%
3%
6%
7%
10%
11%
13%
22%
25%
% of
Total
56%
54%
49%
61%
48%
44%
55%
55%
52%
LTV
330 Mixed Use
354 Apartments
404 Office
708 Industrial
796 Retail
70 Land Loans
99 Residential
185 Specialty
211 Healthcare
$ Amount
(Millions)
Primary Property
Type
Commercial Real Estate Composition
25%
22%
13%
11%
10%
7%
6%
3%
2%
1%

22%
22%
21%
10%
8%
5%
4%
4%
4%
Total Retail Property Types - $796MM
57% 4% Entertainment Facilities
39% 5% Private & Public Clubs
4%
4%
8%
10%
21%
23%
23%
% of
Total
61%
46%
48%
50%
48%
55%
56%
LTV
Auto Dealership
Multi-Tenanted - Anchor
Multi-Tenanted – No Anchor
Single Tenant
Retail Property Type
Private Education Facilities
Auto Servicing
Food Establishments
Above chart does not include construction loans.
As of 12/31/08
Retail Composition of Commercial Real Estate

CRE Property Valuation Stress Test
100% and
Greater
Less than
50%
80% - 89%
50% - 79%
90% - 99%
1% 90% to 99%
3% 80% to 89%
58% 50% to 79%
0% 100% and Greater
38% Less than 50%
% of Total Portfolio Original LTV Categories
14% 90% to 99%
18% 80% to 89%
38% 50% to 79%
4% 100% and Greater
26% Less than 50%
% of Total Portfolio Original LTV Categories
LTV ratios do not include $478 million in construction loans
As of 12/31/08
Less than
50%
80% - 89%
50% - 79%
90% - 99%
Current LTV
20% Decrease in Property Valuation

Total Construction Loans - $478MM
Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.
As of 12/31/08
20%
9%
9%
4%
4%
3%
1%
50%
1%
3%
4%
4%
9%
9%
20%
50%
% of
Total
19 Other
43 Retail
44 Land Loans
94 Mixed Use
239 Residential
3 Specialty
17 Industrial
19 Office
$ Amount
(Millions)
Primary Property
Type
Construction Loan Composition

0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
Residential Mortgages Home Equity
Commercial Mortgages Commercial Loans*
Consumer Loans
30 Day + Delinquency Trend
* Excludes SBA Loans

13 Loan Quality 1992 - 2009 Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases. Source – FDIC Total Loan Portfolio

14 Loan Quality 1992 - 2009 Residential Mortgages Valley’s increase between 1993 and 1997 is mainly attributable to acquisitions Source – FDIC

15 Loan Quality 1992 - 2009 Valley’s increase between 1993 and 1997 is mainly attributable to acquisitions Source – FDIC Home Equity

16 Net Charge-offs to Average Loans Source - SNL Financial As of 05/19/09 Peer group consists of banks with total assets between $3 billion and $50 billion 2003 - 2008 1Q 2009

Investment Portfolio
GSE MBS
(FNMA/FHLMC)
41%
GSE MBS
(GNMA)
21%
Single Issuer Trust Preferred
12%
Other 11%
(Fed Reserve & Federal
Home Loan Bank, FDIC Guaranteed
Corp Bonds)
State, County, Municipals 8%
Private Label MBS 5%
Corporate Bonds 2%
Investment Portfolio = $2.6 Billion
As of 03/31/09
State, County,
Municipals
Corporate Bonds
Other
Single Issuer
Trust Preferred
Private
Label MBS
GSE MBS
(GNMA)
GSE MBS
(FNMA/FHLMC)

AAA Rated
Not Rated
AA Rated
A Rated
Non-Investment
Grade
BBB Rated
Securities by Investment Grade
As of 12/31/08
AAA Rated 76%
AA Rated 7%
A Rated 8%
BBB Rated 2%
Non-Investment Grade <1%
Not Rated 6%

Deposits and Borrowings Composition
Total Deposits
72%
Short-term
borrowings
2%
Long-term
borrowings
23%
Other Liabilities
3%
Total Liabilities = $13.0 Billion
As of 03/31/09
Non-Interest
Bearing
23%
Savings
15%
Other Interest
Bearing
23%
Time Deposits
39%
Total Deposits = $9.4 Billion

Equity Composition / Ratios
Other Equity 3%
Reserve for Credit
Losses
5%
Sub-debt
5%
Trust Preferred
10%
Preferred Stock
17%
Intangible
17%
Tangible
Common
43%
Total Tier II Equity = $1.5 Billion
Unrealized gain on facilities owned of approximately $200 million over book, not incorporated in capital ratios reflected above
As of 03/31/09
$5.48
$7.73
9.17%
13.91%
12.07%
7.22%
5.50%
As
Reported
$5.42
$7.67
7.20%
11.12%
9.28%
7.22%
5.62%
Without
TARP
Tangible Book Value
Book Value
Leverage
Tier II
Tier I
Tangible Common Equity /
Risk-Weighted Assets
Tangible Common Equity /
Tangible Assets
Capital Ratios

* Per share data reflects the 5% common stock dividend declared on April 14, 2009.
**1Q 2009, 2008 and 2007 include $1.4 million, $49.9 million and $10.4 million, respectively, in after tax other than temporary impairment charges on investment securities.
Historical Financial Data (1989-3/2009)* (Dollars in millions, except for share data)
1Q 2009 14,430 $    37.4 $            0.23 $             1.03% 10.83% 0.19 $                  5/09 - 5% Stock Dividend
2008 14,718       93.6                0.67                 0.69 8.74 0.76                     5/08 - 5% Stock Dividend
2007 12,749       153.2             1.15                 1.25 16.43 0.76                     5/07 - 5% Stock Dividend
2006 12,395       163.7             1.21                 1.33 17.24 0.74                     5/06 - 5% Stock Dividend
2005 12,436       163.4             1.23                 1.39 19.17 0.72                     5/05 - 5% Stock Dividend
2004 10,763       154.4             1.22                 1.51 22.77 0.70                     5/04 - 5% Stock Dividend
2003 9,873         153.4             1.21                 1.63 24.21 0.66                     5/03 - 5% Stock Dividend
2002 9,148         154.6             1.17                 1.78 23.59 0.63                     5/02 - 5:4 Stock Split
2001 8,590         135.2             0.99                 1.68 19.70 0.59                     5/01 - 5% Stock Dividend
2000 6,426         106.8             0.95                 1.72 20.28 0.56                     5/00 - 5% Stock Dividend
1999 6,360         106.3             0.89                 1.75 18.35 0.53                     5/99 - 5% Stock Dividend
1998 5,541         97.3                0.86                 1.82 18.47 0.48                     5/98 - 5:4 Stock Split
1997 5,091         85.0                0.78                 1.67 18.88 0.41                     5/97 - 5% Stock Dividend
1996 4,687         67.5                0.69                 1.47 17.23 0.37                     5/96 - 5% Stock Dividend
1995 4,586         62.6                0.63                 1.40 16.60 0.35                     5/95 - 5% Stock Dividend
1994 3,744         59.0                0.70                 1.60 20.03 0.34                     5/94 - 10% Stock Dividend
1993 3,605         56.4                0.68                 1.62 21.42 0.27                     4/93 - 5:4 Stock Split
1992 3,357         43.4                0.53                 1.36 19.17 0.24                     4/92 - 3:2 Stock Split
1991 3,055         31.7                0.39                 1.29 15.40 0.23
1990 2,149         28.6                0.35                 1.44 14.54 0.23
1989 1,975         36.0                0.44                 1.92 19.93 0.22
Year End
Total
Assets
Net
Income**
Common Stock Splits and
Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share
Shareholder Returns

Shareholder Returns
100%
-13%
-25%
6%
-10%
-45%
-22%
-32%
-50%
-80%
-60%
-40%
-20%
0%
20%
40%
60%
80%
100%
10 Year Total Return 5 Year Total Return 1 Year Total Return
VLY S&P 500 KBW Bank Index
Source: Bloomberg
10 yr and 5 yr total returns through 12/31/08
1 yr total return through 05/26/09

Valley’s 1Q 2009 Highlights
Credit Quality
Total 30+ day delinquencies: 1.34%
Out of approximately 24,000 residential mortgages and home
equity loans, only 0.91% were past due
30 days
or more
Net charge-offs were only $7.2 million or 0.29% of average total loans
Total non-performing loans were only 0.48% of total loans
Other Events
1Q Net Income was $37.4 million or $0.23 per diluted EPS*
Analysts’ Mean Estimates: $0.20 per diluted EPS**
Continued strong capital ratios
OTTI credit impairment charge (after tax) of $1.4 million or less than $0.01 per diluted EPS*
*Earnings per Common Share
** Not adjusted for recently declared 5% stock dividend

For More Information
Log onto our web site: www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC